SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 4, 2000



                               LIFECELL CORPORATION
________________________________________________________________________________
             (Exact Name of Registrant as Specified in Charter)



       Delaware                        01-19890                   76-0172936
________________________________________________________________________________
(State or Other Jurisdiction         (Commission                   (IRS Employer
  of Incorporation)                   File Number)           Identification No.)



     One Millenium Way, Branchburg, New Jersey                   08876
________________________________________________________________________________
      (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:        (908) 947-1100

Item 5.  Other Events.

       1. Class Action. On May 4, 2000, a Complaint was filed in the Superior Court of California, San Bernadino County, Central District, captioned Ann Regner et. al., on behalf of themselves and others similarly situated, v. Inland Eye & Tissue Bank of Redlands, et. al. The Complaint is styled as a class action on behalf of all close family members of those deceased persons whose tissues were collected, processed, stored or distributed in California. The defendants, 19 of whom are named, are the class of all licensed tissue banks in California as well as other companies, including LifeCell, which store, process, or distribute human tissue as part of their business. The Complaint alleges that tissue banks routinely fail to obtain proper informed consent from family members when soliciting the donation of human tissue for transplant. The Complaint also alleges that the defendants, including LifeCell, make profits from the storing, processing, and distribution of human tissue in contravention of California law. Plaintiffs' application for a preliminary injunction seeking to enjoin the defendants, including LifeCell, from doing business in California was recently denied. LifeCell does not believe the claims are meritorious, is vigorously defending such action, and has filed a motion to dismiss the Complaint.

       2. Advertising Litigation. On June 7, 2000, a Complaint was filed in the United States District Court, District of New Jersey entitled Inamed Corporation, McGhan Medical Corporation and Collagen Aesthetics, Inc. vs. LifeCell Corporation and Obagi Medical Products Inc. The Complaint alleges that LifeCell and Obagi, its marketing agent, have disseminated false advertisements with respect to the marketing of LifeCell's Cymetra product that misleadingly compares it to and unlawfully disparages the bovine collagen products of Inamed and its subsidiaries. The plaintiffs are seeking injunctive relief to prohibit what they allege to be such unlawful advertising, as well as unspecified damages. A hearing on plaintiffs' motion for a preliminary injunction was recently held and the motion is under consideration. LifeCell does not believe the claims are meritorious and is vigorously defending such action.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LIFECELL CORPORATION

                                                By:  /s/Steven Sobieski
                                                     _____________________
                                                     Steven Sobieski
                                                     Vice President, Finance
                                                     and Chief Financial Officer

Dated:  July 7, 2000